UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2019

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 340, Leawood, KS 66211

(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code: (913) 353-1000

N/A

(Former name or former address, if changed since last  report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

_______________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PETX	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Aratana Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 44,510,117 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 91% of the Company’s outstanding common stock as of the April 10, 2019 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2019.

Proposal 1

Election of four Class III directors until the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Craig A. Barbarosh, Esq.	29,021,878	2,685,189	12,803,050
David L. Brinkley	28,746,270	2,960,797	12,803,050
Robert P. Roche, Jr.	28,737,755	2,969,312	12,803,050
Craig A. Tooman	29,880,814	1,826,253	12,803,050

Proposal 2

Advisory vote for approval of compensation paid to the named executive officers of Company, as disclosed in the Company's Definitive Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,105,816	2,499,131	102,120	12,803,050

Proposal 3

Advisory vote on the frequency of future advisory votes to approve the compensation paid to the named executive officers of Company.

O
FREQUENCY	Votes FOR	Votes ABSTAINED	Broker Non-Votes
One Year	29,910,585	133,600	12,803,050
Two Years	80,428	133,600	12,803,050
Three Years	1,582,454	133,600	12,803,050

The Board of Directors has determined that the Company will submit the vote to approve compensation of the named executive officers of the Company on a non-binding, advisory basis to stockholders every year.

Proposal 4

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
43,778,758	525,346	206,013	0

Based on the foregoing votes, the Company's stockholders elected each of the four Class III director nominees to serve on the Company's Board of Directors until the annual meeting of stockholders in 2022 and until their respective successors have been duly elected and qualified, approved the compensation paid to the named executive officers of Company on an advisory basis, recommended "one year" as the frequency of future advisory votes to approve the compensation paid to the named executive officers of Company on an advisory basis and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: June 7, 2019	By:
/s/ Craig A. Tooman
Craig A. Tooman

President and Chief Executive Officer